                                                                 EXHIBIT 10.6(B)

                              FIFTH MODIFICATION OF
                            REVOLVING CREDIT LOAN AND
                   SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

         THIS LOAN MODIFICATION AGREEMENT (this "MODIFICATION") made this 29th day of September, 2005 by and among RESOURCE AMERICA, INC. ("RAI"), RESOURCE PROPERTIES XXIV, INC. ("RPI XXIV"), RESOURCE PROPERTIES XL, INC. ("RPI XL"), RESOURCE PROPERTIES XXX, INC. ("RPI XXX") and RESOURCE PROPERTIES XXXI, INC. ("RPI XXXI"), each a Delaware corporation (collectively, the "BORROWERS"), and SOVEREIGN BANK, a federal banking association, having an address of 1500 Market Street, Suite 1420, Philadelphia, Pennsylvania 19102 ("BANK" or "LENDER").

                                   BACKGROUND
                                   ----------

                  A. Resource Properties, Inc., which merged into RAI on June 29, 2005, RPI XXIV, RPI XL, and Resource Properties 53, Inc. ("RPI 53") (the "ORIGINAL BORROWERS") and Bank entered into a certain Revolving Credit Loan and Security Agreement dated July 27, 1999 (the "ORIGINAL LOAN AGREEMENT") wherein the Original Borrowers established a line of credit loan facility with Bank in the amount of Fifteen Million Dollars ($15,000,000) (the "LOAN").

                  B. As security for the obligations of Original Borrowers under the Loan Documents, RPI XL granted to Lender that certain Leasehold Mortgage and Security Agreement (the "LEASEHOLD MORTGAGE") with regard to the real estate known as Factors Walk - Phase Two, Savannah, Georgia (the "REAL ESTATE").

                  C. Original Borrowers, and Bank entered into that certain Modification of Revolving Credit Loan and Security Agreement dated March 30, 2000 (the "FIRST MODIFICATION"), whereby, inter alia, the principal amount of the Loan was increased to Eighteen Million Dollars ($18,000,000).

                  D. To evidence the revised Loan in the amount of $18,000,000, Original Borrowers executed and delivered to Bank that certain Replacement Line Note dated March 30, 2000, in the amount of $18,000,000 (the "NOTE").

                  E. Original Borrowers, RPI XXX, RPI XXXI, and Bank entered into that certain Second Modification of Revolving Credit Loan and Security Agreement and Modification of Other Loan Documents dated April 30, 2002 (the "SECOND MODIFICATION"), whereby RPI 53 requested that Bank release it from its obligations under the Loan and release certain collateral related to RPI 53's obligations (the "RPI 53 COLLATERAL") and then to substitute RPI XXX and RPI XXXI as additional makers under the Note and add additional collateral owned by RPI XXX and RPI XXXI to the security for the Loan (the "ADDITIONAL COLLATERAL"), in accordance with the terms therein.

                  F. Original Borrowers, RPI XXX, RPI XXXI, RPI XXIV, RPI XL and Bank entered into that certain Third Modification of Revolving Credit Loan and Security Agreement dated September 15, 2003 (the "THIRD MODIFICATION") whereby the term of the Loan was extended until July 27, 2005.

                  G. Borrowers and Bank entered into that certain Fourth Modification of Revolving Credit Loan and Security Agreement dated June 30, 2005 (the "FOURTH MODIFICATION") whereby (i) the term of the Loan was extended, (ii) RPI XXIV was released from its obligations under the Loan Documents and (iii) there was an acknowledgement that by operation of law, since Resource Properties, Inc., which was a Borrower, merged into RAI, RAI is now a Borrower under the Loan Documents

                  H. The Note, the Loan Agreement, the Leasehold Mortgage, the Deed of Trust (as defined below) and all other documents, instruments and undertakings evidencing or securing the Loan, as modified hereby and by the First Modification, Second Modification, Third Modification and Fourth Modification (collectively, the "OTHER MODIFICATIONS"), are hereinafter collectively referred to as the "LOAN DOCUMENTS"). All capitalized terms used but not defined herein shall have the meaning given to such terms in the Loan Agreement.

                  H. Borrowers have now requested that Bank (i) accept as additional Collateral the property known as Wharf Lots 4 and 5 and located at Bull and River Streets, Savannah, Chatham County, Georgia (the "PREMISES") which is owned by RPI XXIV and to accept the Premises as additional Collateral under the Note, the Loan Agreement and the other Loan Documents, and (ii) acknowledge RPI XXIV as a Borrower under the Loan Documents as if they had never been released in accordance with the terms of the Fourth Modification, which Bank has agreed to do, on the terms and conditions as more fully set forth herein.

                  I. Contemporaneously herewith, RPI XXIV is executing and delivering its Deed to Secure Debt, Assignment of Rents, Security Agreement and Financing Statement with regard to the Premises (the "DEED OF TRUST").

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. As used in this Modification, all capitalized terms shall have the respective meanings provided therefor herein or, in absence of such provision, the respective meanings provided therefor in the Loan Documents. Without limiting the foregoing:

            (a) References in the Loan Documents to the "Loan Agreement" shall mean and include the Loan Agreement as modified by this Modification and the Other Modifications.

            (b) References in the Loan Documents to the "Note" shall mean and include the Note as modified by this Modification and the Other Modifications.

            (c) References in the Loan Documents to the "Loan Documents" shall mean and include the Loan Documents and the Deed of Trust, all as modified by this Modification and the Other Modifications.

            (d) References in the Loan Documents to the Collateral shall mean and include the Collateral, as defined therein, the Premises, and any Additional Collateral.

            (e) References in the Loan Documents to the terms "Borrowers" shall mean and include RAI, RPI XXX, RPI XL, RPI XXXI and RPI XXIV.

            (f) The term "Obligations" as used herein shall mean any and all Obligations of the Borrowers, or any of them, under the Note, the Leasehold Mortgage, the Loan Agreement, the Collateral Documents and any other Loan Document, as modified by this modification and the other Modifications.


         2. Confirmation of Indebtedness.

            (a) Borrowers hereby confirm, acknowledge, and agree that as of the date hereof, the outstanding principal balance of the Note is $0. Borrowers further acknowledge and agree that the foregoing principal balance from the date stated is validly and duly owing by Borrowers to Bank.

            (b) Borrowers hereby confirm, acknowledge, and agree that as of the date hereof, the Borrowing Base is $18,000,000.00.

            (c) Borrowers hereby ratify, confirm and acknowledge that (i) the Note, the Collateral Documents, and the other Loan Documents are each in full force and effect as of the date hereof, (ii) the Note, the Collateral Documents and the other Loan Documents constitute valid and legally binding obligations of the Borrowers, (iii) no event of default, or event which if continuing would constitute an Event of Default, has occurred under the Loan Documents, and (iv) the Loan Documents are enforceable against the Borrowers and its assets in accordance with their respective terms.

            (d) Not by way of limitation of anything herein or in the Loan Documents, RPI XXIV hereby agrees to be bound by the Note, the Loan Agreement and other Loan Documents, as if it had not been released from the Loan Documents and acknowledges being an original signatory thereto and a Borrower (as applicable) listed therein, and RPI XXIV agrees to comply with all covenants set forth in the Loan Documents and hereby sets forth its agreement to the remedies and rights granted to Bank therein.

            (e) In order to induce Bank to enter into this Modification, the Borrowers hereby reaffirm the various representations and warranties made by the Original Borrowers in the Loan Documents, as if such representations and warranties were made by each of the Borrowers as of this date and set forth fully herein except as such representations and warranties may be otherwise modified by the updated Schedules and Exhibits attached hereto. In order to induce Bank to enter into this Modification, the Borrowers each hereby represent and warrant to Bank that all representations and warranties made by the Original Borrowers in the Loan Documents are hereby made by the Borrowers on and as of the date hereof. Not by way of limitation of the foregoing, the Borrowers hereby further represent and warrant that:

                  (i) RPI XXIV is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to execute, deliver and comply with this Modification and the Deed of Trust, and to carry on its business as it is now being conducted and is duly licensed or qualified as a foreign corporation in good standing in each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires such licensing or qualification.

                  (ii) The execution and delivery by RPI XXIV of this modification and the Deed of Trust and the other Borrowers of this Modification and the consummation of the transactions contemplated by the Loan Documents and this Modification and the fulfillment and compliance with the respective terms, conditions and provisions of the Loan Documents: (a) have been duly authorized by all requisite corporate action of Borrowers, (b) will not conflict with or result in a breach of, or constitute a default (or might, upon the passage of time or the giving of notice or both, constitute a default) under, any of the terms, conditions or provisions of (i) any applicable statute, law, rule, regulation or ordinance, (ii) any Borrowers' articles of incorporation or bylaws, (iii) any indenture, mortgage, loan or credit agreement or instrument to which any of the Borrowers is a party or by which any of them may be bound or affected, or (iv) any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and (c) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any of the Borrowers under the terms or provisions of any such agreement or instrument, except liens in favor of Bank.

                  (iii) This Modification has been duly executed by each of the Borrowers and delivered to Bank, and the Deed of Trust has been duly executed by RPI XXIV, and this Modification and other documents and instruments required hereby or executed in connection herewith constitute legal, valid and binding obligations of such parties, enforceable in accordance with their respective terms.

                  (iv) None of the Borrowers is in violation of its respective articles of organization or bylaws, nor is any such party in default in the performance or observance of any of its respective obligations, covenants or conditions contained in any indenture or other agreement creating, evidencing or securing any Indebtedness or pursuant to which any such Indebtedness is issued, nor is any of the Borrowers in violation of or in default under any other agreement or instrument or any judgment, decree, order, statute, rule or governmental regulation, applicable to any of them or by which any of their properties may be bound or affected.

                  (v) There are no actions, suits or proceedings pending or, to the best of any of the Borrowers' knowledge, threatened against any of the Borrowers, or any properties of any of them before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to any Borrower, would have a material adverse effect on such Borrower's financial or operating condition.

            (vi) No authorization, consent, approval, license, exemption or any other action by and no registration, qualification or filing with any governmental agency or authority is or will be necessary in connection with the execution, delivery and performance of this Modification or any other document or instrument required hereby by any of the Borrowers.

            (vii) On and as of the date of this Modification, to the best of any of the Borrowers' knowledge, there has occurred no default or Event of Default under the Note or any other Loan Document and no event which with notice or lapse of time or both would, if unremedied, be a default or Event of Default under the Note or any other Loan Document.


            (f) Each of the Borrowers hereby ratify and confirm that it is fully obligated under the Loan Documents and that the Loan Documents remain in full force and effect as modified hereby. The Loan Documents, AND THE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT CONTAINED IN THE NOTE AND ANY OF THE OTHER LOAN DOCUMENTS, extend to and secure the payment of the obligations of the Borrowers under the Loan Documents (the "OBLIGATIONS"), as modified by this Modification and the Other Modifications. Each of the Loan Documents remains in full force and effect, as modified by this Modification and the Other Modifications and, along with the Premises and the other Collateral, AND THE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT CONTAINED IN THE NOTE AND ANY OF THE OTHER LOAN DOCUMENTS, extend to and continue to evidence and secure the Obligations and the Loan Documents, each as modified by this Modification and the Other Modifications. To the extent required in order to achieve the intent of this Modification, this Modification shall be deemed to modify each of the Loan Documents.

            (g) BORROWERS HEREBY CONFIRM AND AGREE THAT THEY HAVE NO CLAIM, CAUSE OF ACTION, DEFENSE, SET-OFF, COUNTERCLAIM OR CHALLENGE OF ANY KIND OR NATURE WHATSOEVER AGAINST THE PAYMENT OF ANY OF THE SUMS OWING UNDER THE NOTE OR THE TERMS OF THE OTHER LOAN DOCUMENTS OR THE ENFORCEMENT OR VALIDITY OF THE NOTE OR THE OTHER LOAN DOCUMENTS, AND DO HEREBY REMISE, RELEASE AND FOREVER DISCHARGE ANY AND ALL SUCH CLAIMS, CAUSES OF ACTION, DEFENSES, SET-OFFS, COUNTERCLAIMS OR CHALLENGES.

         3. Amendment to Note. Borrowers and Lender hereby acknowledge and agree that the term "Borrower" under the Note shall mean all of the Borrowers, each of which hereby assumes, on a joint and several basis, all obligations of "Borrower" thereunder and is otherwise obligated thereunder as if it were an original signatory thereto. The Borrowers hereby agree that they are, or remain, as the case may be, bound by the warrant of attorney to confess judgment as set forth in the Note. The Borrowers hereby confirm that they have agreed to be bound by the foregoing after receiving advice from counsel of their choosing with regard to the same and further confirm that their agreement to be so bound is based on a knowing, voluntary and intelligent decision.

         4. Amendment to the Loan Agreement.

            (a) The following definitions in the Loan Agreement shall be amended as indicated below:

                (i) The term "Borrower" as defined in the Loan Agreement shall mean the Borrowers.

                (ii) The term "Loan Documents" as defined in the Loan Agreement and the other Loan Documents shall be expanded to include the Deed of Trust.

                (iii) The term "Real Estate" as defined in the Loan Agreement shall be expanded to include the Premises, and consequently, Exhibit "B" to the Loan Agreement shall be amended to include the Premises.

                (iv) The term "Collateral" and/or "Substitute Collateral " as defined in the Loan Agreement shall be expanded to include the Premises, and consequently, Exhibit "A" shall be amended to include the Deed of Trust on the Premises.

            (b) Revise the first sentence of Section 1.4 of the Loan Agreement to read as follows:

            Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 4.4(b) herein, the aggregate outstanding principal balance of the Line shall not exceed at any time fifty percent (50%) of the Appraised Value of the Real Estate (not including such of the Real Estate that has been released from the lien of any Collateral Documents or that otherwise relates to a Collateral Document that has been terminated or satisfied ("Borrowing Base")."

            (c) Schedules 5.3, 5.4, 5.7, 5.13, 5.18, and 5.22 to the Loan
         Agreement shall be replaced with the schedules attached hereto of the same numbers to reflect the inclusion of RPI XXIV as a Borrower, and any other changes.

            (d) Exhibit "A" and Exhibit "B" to the Loan Agreement shall be replaced with the exhibits attached hereto of the same letters to reflect the inclusion of Premises as a Collateral and Substitute Collateral, and any other changes.

         5. Conditions Precedent. The obligation of Bank to effect the modifications and agreements contained herein is subject to the conditions precedent that:

            (a) There has been no material adverse change in the financial or operating condition of the Borrowers since the date of the last submission of financial statements to Bank.

            (b) The Borrowers shall have paid Bank's counsel fees incurred in connection with this Modification.

            (c) Bank shall have received all of the following documents, each of which shall be in form and substance satisfactory to Bank:

                (i) Copies, certified in writing by the secretaries or assistant secretaries of the Borrowers, of (a) resolutions of their respective boards of directors evidencing approval of this Modification and the other matters contemplated hereby, and (b) each document evidencing other necessary action and approvals, if any, with respect to this Modification;

                (ii) Written certificates by each of the secretaries or assistant secretaries of the Borrowers as to the names and signatures of each Borrower's officers who are authorized to sign this Modification, and the other documents or certificates to be executed and delivered by it pursuant hereto;

                (iii) Evidence satisfactory to Bank that each of the Borrowers' (that were original Borrowers) articles of incorporation and bylaws delivered to Bank on or about July 27, 1999 or April 30, 2002, as applicable, have not been amended in any way (or if they have been amended, the nature of such amendment) and are in full force and effect, and certified articles of incorporation and by laws of all of the other Borrowers, as well as good standing certificates issued by the secretary of state of the state of incorporation of each Borrower and, in the case of RPI XXIV, the Secretary of State of the State of Georgia;

                (iv) A fully executed copy of this Modification and an Allonge to Note adding RPI XXIV as a Borrower; and

                (v) A commitment for a policy of title insurance (together with an insured closing protection letter) in the form of the standard loan policy adopted by the Commonwealth Land Title Insurance Company or such other form as may be approved by Lender and which shall: (i) insure Lender that the title to the Premises is marketable and that the existing and future structures, additions, fixtures, and improvements on the Premises are free and clear of all liens, encumbrances and exceptions to title except as may be approved by Lender; and
                (ii) contain such endorsements as Lender may reasonably require including, but not limited to, the following: public access, survey, variable rate, open-end mortgage, and no violation of conditions or covenants;

                (vi) Such other documents as Bank may reasonably request in connection with this Modification.

         6. Reaffirmation of Loan Documents, Accommodations and Collateral. Borrowers hereby ratify and confirm that each of them is fully obligated under the Loan Documents and that the Loan Documents remain in full force and effect as modified hereby. The Collateral Documents and the other Loan Documents shall remain in full force and effect and shall be deemed hereby to extend to and secure the Obligations, including without limitation those created under this Modification. To the extent required in order to achieve the intent of this Modification, this Modification shall be deemed to modify each of the Loan Documents and, along with the Real Estate and other other Collateral extend to and continue to evidence and secure the Loan Documents and the Obligations as modified by this Modification.

         7. Miscellaneous.

            (a) Paragraph headings used in this Modification are for convenience only and shall not affect the construction of this Modification.

            (b) From time to time, Borrowers will execute and deliver to Bank such additional documents and will provide such additional information as Bank may reasonably require, to carry out the terms of this Modification.

            (c) Borrowers hereby indemnify, hold harmless, and upon request will defend Bank and its shareholders, officers, directors, employees, attorneys and agents, and their respective successors and assigns (collectively, the "Indemnified Parties") from and against any and all claims and liabilities to third parties, and will pay and reimburse to the Indemnified Parties all losses, payments, reasonable costs and expenses associated therewith, or with Bank's defense (including without limitation reasonable attorneys fees) which Bank may suffer, incur or be exposed to by reason of or in connection with or rising out of (i) the transactions evidenced by or referred to in or related to this Modification or any of the Loan Documents, as modified by this Modification; and
(ii) any actions or omissions of any one or more of the Indemnified Parties which conforms with the terms of this Modification or the Loan Documents, or is in good faith and connected therewith or with the enforcement thereof; provided, however, that the Indemnified Parties shall not be indemnified, defended or held harmless for any consequential or indirect losses or damages, or any losses or damages which were caused by the Indemnified Parties' willful misconduct or gross negligence. The provisions of this paragraph shall survive any cancellation, satisfaction, termination or modification of this Modification, the Note, the Deed of Trust, the Mortgage, any other Loan Document, and the repayment of the Loan.

            (d) This Modification shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (e) Borrowers shall pay all costs and expenses of Bank in connection with the preparation, execution, delivery, administration and enforcement of this Modification (including title charges and the fees and out-of-pocket costs of counsel with respect hereto).

            (f) This Modification may be signed in counterparts, all of which when taken together shall constitute one and the same instrument.

            (g) BORROWERS ACKNOWLEDGE THAT THE NOTE AND OTHER LOAN DOCUMENTS CONTAIN AUTHORIZATIONS TO CONFESS JUDGMENT AGAINST BORROWERS, THAT AT THE TIME ORIGINAL BORROWERS EXECUTED THE NOTE AND THE OTHER LOAN DOCUMENTS BORROWERS CONSULTED, AND IN CONNECTION WITH THE EXECUTION OF THIS MODIFICATION AND THE EXECUTION OF THE DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY HAVE CONSULTED LEGAL COUNSEL WITH RESPECT THERETO AND THAT BORROWERS UNDERSTAND (AND AT THE TIME BORROWERS EXECUTED THE NOTE AND OTHER LOAN DOCUMENTS BORROWERS UNDERSTOOD) THAT THE EXERCISE BY BANK OF THE AUTHORIZATIONS WILL RESULT IN THE ENTRY OF A JUDGMENT AGAINST BORROWERS AND THE SALE OR ATTACHMENT OF OR EXECUTION UPON BORROWERS' PROPERTY (INCLUDING WITHOUT LIMITATION REAL PROPERTY, PERSONAL PROPERTY AND BANK ACCOUNTS) WITHOUT PRIOR NOTICE OR THE OPPORTUNITY FOR A HEARING.

                      SIGNATURE LINES FOLLOW ON NEXT PAGE.

                  IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date written above.

Witness/Attest:                                               BORROWERS:
                                                              RESOURCE AMERICA, INC., a Delaware corporation



/s/ SHELLE WEISBAUM                                           By: /s/ ALAN F. FELDMAN
----------------------------------                                ---------------------------------------------------
                                                                   Alan F. Feldman, Senior Vice President


                                                              RESOURCE PROPERTIES XXIV, INC., a Delaware corporation



/s/ SHELLE WEISBAUM                                           By: /s/ ALAN F. FELDMAN
----------------------------------                                ---------------------------------------------------
                                                                   Alan F. Feldman, President


                                                              RESOURCE PROPERTIES XL, INC., a Delaware corporation



/s/ SHELLE WEISBAUM                                           By: /s/ ALAN F. FELDMAN
----------------------------------                                ---------------------------------------------------
                                                                   Alan F. Feldman, President


                                                              RESOURCE PROPERTIES XXX, INC., a Delaware corporation

/s/ SHELLE WEISBAUM                                           By: /s/ ALAN F. FELDMAN
----------------------------------                                ---------------------------------------------------
                                                                   Alan F. Feldman, President



                                                              RESOURCE PROPERTIES XXXI, INC., a Delaware corporation


/s/ SHELLE WEISBAUM                                           By: /s/ ALAN F. FELDMAN
----------------------------------                                ---------------------------------------------------
                                                                   Alan F. Feldman, President

                                                              BANK:

                                                              SOVEREIGN BANK, a federal banking
                                                              association


Attest: /s/ TERESA MOSKOVITZ                                  By: /s/ RICHARD J. NARKIEWICZ
----------------------------------                                ---------------------------------------------------
                                                                  Name:  Richard J. Narkiewicz
                                                                  Title:  Senior Vice President

STATE OF                              :
                                      : SS
COUNTY OF                             :

                  BE IT REMEMBERED, that on this 29th day of September, 2005, personally came before me, the Subscriber, a Notarial Officer for the State and County aforesaid, Alan F. Feldman, the Senior Vice President of RESOURCE AMERICA, INC., and the President of RESOURCE PROPERTIES XXIV, INC., RESOURCE PROPERTIES XL, INC., RESOURCE PROPERTIES XXX, INC., and RESOURCE PROPERTIES XXXI, INC., each a Delaware corporation, each existing under the laws of the State of Delaware, party to this instrument, known to me personally to be such, and acknowledged this instrument to be the act and deed of the aforesaid corporations, that the signature of the officer thereto is in his own proper handwriting, and that his act of sealing, executing, acknowledging and delivering said instrument was duly authorized by the aforesaid corporations.

                  IN WITNESS WHEREOF, I have hereunto set may hand and official seal.

                                              __________________________________
                                                       Notary Public

STATE OF                                             :
                                                     : SS
COUNTY OF                                            :



                  On this _____ day of September, 2005, before me, a Notary Public, personally appeared Richard J. Narkiewicz, who acknowledged that he is Vice President of SOVEREIGN BANK, and that he being authorized to do so as such officer, executed the foregoing instrument for the purposes therein contained..

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                              __________________________________
                                                        Notary Public

                                                   My Commission Expires:

                                   EXHIBIT "A"

                                   Collateral
                                   ----------


A.       RESOURCE PROPERTIES XXXI, INC. (COUNTRYSIDE)

         Collateral Assignment of (i) 11.25% Multi-Family Housing Revenue Bond, Series 1987 (Section 8 Assisted-Seabrook Apartments Project) No. R-6 from CDC Funding Corporation I (Seabrook) in favor of Resource Properties XXXI, Inc.; and (ii) Collateral Assignment of Deed-in-Lieu of Foreclosure from Seabrook Associates Limited Partnership in favor of Fleet National Bank.

B.       RESOURCE PROPERTIES XXX, INC.  (HEADHOUSE)

         Collateral Assignment of (i) Leasehold Mortgage dated December 14, 1984 covering real property and improvements known as The Headhouses of Piers 3 and 5 North Columbus Boulevard, Philadelphia, PA; (ii) assignment of leases dated December 14, 1984; and (iii) assignment of installment sale agreement dated December 14, 1984.

C.       RESOURCE PROPERTIES XXXIV, INC. (FACTORS WALK-PHASE I)

         Deed to Secure Debt in favor of Sovereign Bank

D.       RESOURCE PROPERTIES XL, INC. (FACTORS WALK-PHASE II)

         Deed to Secure Debt (Leasehold) in favor of Sovereign Bank

                                   EXHIBIT "B"

                                   Real Estate
                                   -----------



1. 766 Parsonage Road, Upper Deerfield, New Jersey

2. 3-7 N. Christopher Columbus Boulevard, Philadelphia, Pennsylvania

3. 102-110 East Bay Street, Savannah, Georgia

4. 114 East Bay Street, Savannah Georgia

                                  SCHEDULE 5.3

                   Ownership Interests of Resulting Borrowers
                   ------------------------------------------



1.        Resource America, Inc. is a public company

2. Resource Properties XXX, Inc., Resource Properties XXXI, Inc., Resource Properties XXIV, Inc., and Resource Properties XL, Inc. are all owned by Resource America, Inc.

                                  SCHEDULE 5.4

                       Stock Owned by Resulting Borrowers
                       ----------------------------------

Resource America, Inc. owns 100% (except as otherwise noted) of all issued and outstanding stock of:


       1.    Resource Financial Fund Management, Inc.
       2.    RAI Ventures, Inc.
       3.    Resource Capital Investor, Inc.
       4.    Resource Leasing, Inc.
       5.    Resource Real Estate Holdings, Inc.
       6.    Resource Real Estate Management, LLC
       7.    Resource Properties II, Inc.
       8.    Resource Properties IV, Inc.
       9.    Resource Properties VI, Inc.
       10.   Resource Properties VIII, Inc.
       11.   Resource Properties XII, Inc.
       12.   Resource Properties XIV, Inc.
       13.   Resource Properties XV, Inc.
       14.   Resource Properties XVII, Inc.
       15.   Resource Properties XVIII, Inc.
       16.   Resource Properties XX, Inc.
       17.   Resource Properties XXII, Inc.
       18.   Resource Properties XXIII, Inc.
       19.   Resource Properties XXIV, Inc.
       20.   Resource Properties XXV, Inc.
       21.   Resource Properties XXVI, Inc.
       22.   Resource Properties XXVII, Inc.
       23.   Resource Properties XXVIII, Inc.
       24.   Resource Properties XXIX, Inc.
       25.   Resource Properties XXX, Inc.
       26.   Resource Properties XXXI, Inc.
       27.   Resource Properties XXXII, Inc.
       28.   Resource Properties XXXIII, Inc.
       29.   Resource Properties XXXIV, Inc.
       30.   Resource Properties XXXV, Inc.
       31.   Resource Properties XXXVI, Inc.
       32.   Resource Properties XXXVIII, Inc.
       33.   Resource Properties XL, Inc.
       34.   Resource Properties XLI, Inc.
       35.   Resource Properties XLII, Inc.
       36.   Resource Properties XLIV, Inc.
       37.   Resource Properties XLVI, Inc.
       38.   Resource Properties XLVII, Inc.
       39.   Resource Properties XLIX, Inc.

       40.   Resource Properties, 50, Inc.
       41.   Resource Properties 51, Inc.
       42.   Resource Properties 52, Inc.
       43.   Resource Properties 53, Inc.
       44.   ABB Associates I, Inc. (50%)
       45.   ABB Associates II, Inc. (50%)
       46.   CP/GP, Inc.
       47.   Chesterfield Mortgage Investors, Inc.
       48.   RAI Financial, Inc.
       49.   Resource Commercial Mortgages, Inc.
       50.   Resource Financial Services, Inc.
       51.   Resource Housing Investors I, Inc.
       52.   Resource Housing Investors II, Inc.
       53.   Resource Housing Investors III, Inc.
       54.   Resource Housing Investors IV, Inc.
       55.   Resource Programs, Inc.
       56.   Resource Rittenhouse, Inc.
       57.   WS Mortgage Acquisition Corporation

                                  SCHEDULE 5.7

                        Pending Litigation or Proceedings
                        ---------------------------------


Pending litigation matters involving Resource America, Inc.:

1. Cherry, et al. v. Resource America, Inc., et al., New York Supreme Court, Chautauqua County, No. K1-2000-171.

                                  SCHEDULE 5.13

                    Names and Addresses of Resulting Borrowers
                    ------------------------------------------


Resource America, Inc. - Jonathan Z. Cohen, Chief Executive Officer Resource Properties XXX, Inc. - Alan F. Feldman, President
Resource Properties XXXI, Inc. - Alan F. Feldman, President
Resource Properties XL, Inc. - Alan F. Feldman, President
Resource Properties XXIV, Inc. - Alan F. Feldman, President

1845 Walnut Street, 10th Floor
Philadelphia, PA  19103

                                  SCHEDULE 5.18

                                  Encumbrances
                                  ------------

The property and assets of Resulting Borrowers are not subject to any lien, encumbrance or security interest except as set forth below:

1.    766 Parsonage Road, Upper Deerfield, New Jersey

      a. Resource Properties XXXI, Inc. - $11,615,000 first priority mortgage
      b.       Fleet Bank, N.A. - $10,000,000 second priority mortgage
      c.       Archer & Greiner - $21,431 third priority judgment lien

2.    3 - 7 N. Christopher Columbus Boulevard, Philadelphia, Pennsylvania

      a.       $3,400,000 Leasehold Mortgage held by Resource Properties XXX,
               Inc.

3.    102-110 East Bay Street, Savannah, Georgia

      a. Resource Properties XL, Inc. has the leasehold interest in the 3rd, 4th and 5th floors of the Property

4.    114 East Bay Street, Savannah, Georgia

      a.       Deed of Trust to Sovereign Bank

                                  SCHEDULE 5.22

                             Permitted Bank Accounts
                             -----------------------


Hudson United Bank
1607 Walnut Street
Philadelphia, PA  19103

         Resource Properties XXX, Inc.
         80041-56064
         00042-47108


         Resource Properties XXXI, Inc.
         42-73095


         Resource Properties XL, Inc.
         00042-73834


         Resource Properties XXIV, Inc.
         00042-27093
         7500-66150


Resource America, Inc.
    Commerce Bank, N.A.
    Account #s:           800020521
                          7856770461


    Sovereign Bank
    0322035589